Hartford Life Insurance Company Separate Account Eleven:

333-72042	PremierSolutions (Standard – Series A)

333-151805	Premier Innovations

Supplement Dated March 27, 2009 to your Prospectus

SUPPLEMENT DATED MARCH 27, 2009 TO YOUR PROSPECTUS

FUND CLOSURE & MERGER

FRANKLIN CAPITAL GROWTH FUND INTO FRANKLIN GROWTH FUND –

Effective after the close of the New York Stock Exchange on April 20, 2009, the Franklin Capital Growth Fund will be closed to contributions and transfers in.

The Board of Trustees of the Franklin Capital Growth Fund recently approved and recommended the closing and merger of the Franklin Capital Growth Fund into the Franklin Growth Fund. On April 9, shareholders will vote on the merger and, if approved, it will become effective after the close of the New York Stock Exchange on May 6, 2009.

As a result, if any of your Participant Account value is allocated to the Franklin Capital Growth Fund Sub-Account, that amount will be merged into the Franklin Growth Fund Sub-Account after the close of the New York Stock Exchange on May 6, 2009.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Franklin Capital Growth Fund Sub-Account that allocation will be directed to the Franklin Growth Fund Sub-Account after the close of trading on the New York Stock Exchange on May 6, 2009. If you are enrolled in any Asset Rebalancing Program with allocations to the Franklin Capital Growth Fund Sub-Account your program enrollment will be terminated as of the close of the New York Stock exchange on May 6, 2009.

In addition, after the close of trading on the New York Stock exchange on May 6, 2009, future Contributions with allocations to the Franklin Capital Growth Fund Sub-Account will be directed to the Franklin Growth Fund Sub-Account. Upon completion of the merger, the Franklin Capital Growth Fund Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE